FOR IMMEDIATE RELEASE

September 13, 2018

MINNEAPOLIS MAYOR JACOB FREY, AFL-CIO HIT HONOR WORKERS BUILDING HOUSING IN CITY’S PROSPECT PARK NEIGHBORHOOD

$56.2 Million Green on Fourth Apartment Project includes 66 units of Affordable Housing

MINNEAPOLIS - Minneapolis Mayor Jacob Frey spoke today to 100 union construction workers at a “Worker Appreciation Lunch” hosted by the AFL-CIO Housing Investment Trust (HIT). Union leaders and city officials joined representatives from Timberland Development, Dougherty Mortgage, and Frana Construction to celebrate the hard work of the union men and women building the Green on Fourth apartment complex on 4th Street SE in the Prospect Park neighborhood.

The HIT invested $42.7 million towards construction of the $56.2 million, 243-unit apartment complex. The project is transforming blighted industrial land into two apartment buildings (five and six stories) connected by a two-story structure with the project’s community amenities. Sixty-six of the apartments will be designated as affordable to those earning less than 60 percent of the area’s median income.

“Housing should be a right, and – as a city – we need to do everything we can to guarantee that right to everyone who lives in Minneapolis,” said Mayor Frey. “Thanks to the good work of HIT and our union construction workers who are making this project possible, more families across our city will have safe, affordable housing.”

The Green on Fourth Apartments are located along the University of Minnesota transit way, a bicycle and bus route providing access between Minneapolis and St. Paul campuses of the University of Minnesota. The apartments will be walking distance from TCF Bank Stadium and are within Minneapolis’s Towerside Innovation District—a neighborhood integrating economic development frameworks through partnerships with educational institutions, businesses, and government to fuel job growth and redevelopment.

The Green on Fourth project is generating an estimated 250 union construction jobs.*

“We have some of the best construction workers in the world right here in Minnesota and they go to work every day and do their jobs well,” said Dan McConnell, Business Manager of the Minneapolis Building and Construction Trades Council. “These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

The HIT, a $5.8 billion fixed-income investment fund of largely public and union pensions funds, has been a powerful economic engine for the Twin Cities area. Since 1984, the HIT has invested close to $1 billion in 53 projects, generating an estimated $446 million in wages for union construction workers and providing a total economic impact of $2.7 billion.

“The HIT is proud to work with dedicated municipal, civic, community and union leaders such as those here in the Twin Cities area, who are willing to collaborate on housing projects that can expand the supply of affordable housing and help stabilize neighborhoods,” said Ted Chandler, HIT’s Chief Operating Officer. “We look forward to the next opportunity.”

*Job and economic benefit figures in this release are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company (mutual fund) registered with the Securities and Exchange Commission, managing over $5.8 billion in assets for some 390 investors, including union and public employee pension plans and labor organizations. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.